Discontinued Operations	12 Months Ended
Sep. 30, 2012
Discontinued Operation Income Loss From Discontinued Operation Disclosures Abstract
Disposal Groups Including Discontinued Operations Disclosure Text Block

Note 3.  Discontinued Operations

As of September 30, 2012, the Company committed to a plan to divest its packaging and clinical trials services business, AndersonBrecon (“AB”) to allow it to focus on its distribution, specialty, and manufacturer services businesses. In March 2013, the Company also committed to a plan to divest AmerisourceBergen Canada Corporation (“ABCC”), due to the challenging economic environment for Canadian pharmaceutical product distribution. The Company has retrospectively classified AB and ABCC's assets and liabilities as held for sale in the accompanying consolidated balance sheets and has retrospectively classified AB and ABCC's operating results as discontinued operations in the accompanying consolidated statements of operations for all periods presented. Previously, AB was included in Other and ABCC was included in Pharmaceutical Distribution for segment reporting. AB and ABCC's revenue and (loss) income before income taxes were as follows:

	Fiscal Year Ended September 30,
(in thousands)	2012	2011	2010
Revenue	$1,639,684	$1,521,899	$1,457,873
(Loss) income before income taxes	$(37,534)	$12,652	$15,593

The following table summarizes the assets and liabilities of AB and ABCC (in thousands):

	September 30,
	2012	2011
Assets:
Accounts receivable	$ 187,179	$ 161,223
Merchandise inventories	249,463	146,314
Property and equipment, net	131,907	109,293
Goodwill and other intangible assets	85,163	86,142
Other assets	9,141	5,192
Assets held for sale	662,853	508,164
Liabilities:
Accounts payable	152,110	135,347
Accrued expenses and other	16,554	14,418
Other liabilities	71,042	41,902
Liabilities held for sale	239,706	191,667
Net assets	$ 423,147	$ 316,497